Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.23AR

FIFTY-SECOND AMENDMENT

TO THE

CSG MaSTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

csg SYSTEMS, INC.

AND

DISH NETWORK L.L.C.

This FIFTY-SECOND AMENDMENT (this “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and DISH Network L.L.C., a Colorado limited liability company (“Customer”).  This Amendment shall be effective as of the date last signed below (the “Effective Date”).  CSG and Customer entered into a certain CSG Master Subscriber Management System Agreement (Document #2301656) effective as of January 1, 2010 (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows as of the Effective Date:

1.

CSG and Customer agree that CSG is no longer required to provide the Sales Portal service, and both parties desire to delete the service from the Agreement.  Therefore, SCHEDULE A, “Services” of the Agreement is hereby AMENDED by deleting “Sales Portal” from the list of “Additional Services” and EXHIBIT A–5, “Additional Services,” is hereby AMENDED by deleting the description for Sales Portal and all references to Sales Portal.

2.

Pursuant to Section 8 of the Fortieth Amendment to the Agreement, dated February 5, 2014 (Document #2501944) (the “Fortieth Amendment”), the CSG InView Statement Archival was added to the Agreement.  CSG and Customer now agree to amend the Agreement as follows. EXHIBIT A-5, “Additional Services,” of the Agreement is hereby AMENDED by deleting the paragraph referencing the CSG InView Statement Archival, as set forth in Section 8 of the Fortieth Amendment, in its entirety and replacing it with the following:

CSG InView Statement Archival.  CSG InView Statement Archival is a CSG-hosted, online statement archive solution that will replace Customer's current CD-ROM or DVD Archival for Statements.

(i)

Customer’s statements, including, without limitation, statement backers and ad pages, will be generated by CSG in a pdf format within *** (*) **** of statement data receipt and maintained in a CSG data repository.  Customer will be able to view and retrieve all of its current subscribers’ and disconnected subscribers’ archived statements in pdf format. CSG InView Statement Archival permits Customer access to its current and prior statements for its subscribers’ and disconnected subscribers’ accounts in pdf format dating back to ******* **, ****, subject to the standard purge process after ***** (**) ******, after which time the statement data will be purged and will no longer be accessible to Customer (except as set forth in this subsection (i) below). As promptly as possible following the Effective Date, CSG shall implement the feature OUTFTR-120 “Statement Retention for Charged Off Accounts” in production, which shall ensure that Customer has access to the *** (*) final statements (i.e. ***** (***) statement on or after the account becomes Charged-off and the previous **** (*) ****** of statements) of any and all accounts which Customer, in Customer’s sole and absolute discretion, has declared charged off, ** ** **** ** ******** (Customer shall not be invoiced the initial hold fee or any subsequent fee for the charged off statements which exceed the standard ***** (**) ***** retention period).  CSG and Customer

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

acknowledge and agree that the standard ***** (**) ***** retention period may be extended for other types of statements pursuant to a mutually agreed upon Statement of Work between CSG and Customer.

(ii)

Upon implementation of CSG InView Statement Archival, pursuant to a Statement of Work therefor executed by the parties, references to “CD-ROM/DVD Archival for Statements” are hereby deleted; provided, however, that for a period of ***** (**) **** after implementation, Customer’s CD-ROM or DVD Archival for Statements were made available to Customer along with Customer’s access to CSG InView Statement Archival, after which time, Customer’s CD-ROM or DVD Archival for Statement were no longer made available.

(iii)	Customer shall be allowed up to *** ************* (***) individual users of the InView Statement Archival tool ** ** ********** ***.

3.

Pursuant to the Forty-Eighth Amendment to the Agreement, dated May 11, 2015 (Document #4102963), the Check Recovery Service was added to the Agreement. CSG and Customer now agree to amend the Agreement. Therefore, Sections 1 and 2 of EXHIBIT A-4(h) of the Agreement entitled “Check Recovery Service,” is hereby DELETED in in its entirety and is replaced with the following Section 1 and 2:

1.

Check Recovery Service.  CSG will provide to Customer, and Customer will purchase from CSG, the CSG Check Recovery Service.  The Check Recovery Service will facilitate the Check Recovery Vendor’s re-presentment and recovery of select Automated Clearing House (“ACH”) returns by sending select ACH returns and paper check returns to the Check Recovery Vendor for recovery processing.  The Check Recovery Service also receives files of unsuccessfully recovered ACH returns and paper check returns from Vendor and updates CCS accordingly.  CSG acknowledges and agrees that it will not initiate communication with Connected Subscribers to perform the service of Check Recovery Vendor’s re-presentment and recovery of ACH returns and paper check returns without Customer’s permission.  The foregoing shall not prevent CSG from having the Check Recovery Vendor perform the services provided herein.

2.

Requirements. CSG will provide integration to the Check Recovery Vendor’s platform enabling the Check Recovery Service.  Select ACH returns and paper check returns will be sent to Vendor for recovery processing.  The Check Recovery Service will also receive files from the Check Recovery Vendor of unsuccessfully collected ACH returns and paper check returns and will update CCS accordingly.  Applicable Customer determined fees, not to exceed state regulations, will be assessed by the Check Recovery Vendor to the bank accounts of Customer’s customers as part of the Check Recovery Service.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives.

DISH Network l.l.c.	CSG SYSTEMS, INC.
By: /s/ Rob Dravenstott	By: /s/ Gregory L. Cannon
Name: Rob Dravenstott	Name: Gregory L. Cannon
Title: Senior Vice President and Chief Information Officer	Title: SVP, Secretary & General Counsel
Date: 8/12/16	Date: 8/17/16